EXHIBIT 99.2
INVESTOR SUPPLEMENT
FOURTH QUARTER AND FULL YEAR 2010
Acquisitions
During the fourth quarter of 2010, the Company completed one add-on acquisition in the Fluid Management segment. During 2010, Dover made a total of six add-on acquisitions for consideration totaling $104.4 million, net of cash acquired. The full-year diluted earnings per share impact of these 2010 acquisitions was $0.02, with minimal impact during the quarter.
Further, during the fourth quarter, the Company signed a definitive agreement to acquire the Sound Solutions business of NXP Semiconductors. Sound Solutions is a leading manufacturer of speakers and receivers for the cell phone market and will become part of Knowles Electronics. The purchase price is $855 million, subject to customary regulatory approvals, and the deal is expected to close around the end of the first quarter of 2011.
Effective January 3, 2011, the Company completed the acquisition of Harbison-Fischer, Inc., a Texas-based leading designer and manufacturer of down-hole rod pumps and related products for $402.5 million, subject to normal closing adjustments. Harbison-Fischer’s 2011 revenue is expected to be approximately $160 million. The business will become part of Norris Production Solutions, which is an operating unit of Dover’s Fluid Management segment.
Dispositions
In 2010, the Company completed the sale of a line of business which was reported as a discontinued operation, resulting in a loss of approximately $14.0 million.
In addition, during the third and fourth quarters of 2010, the Company reached final settlement on certain discrete tax matters related to businesses previously discontinued and sold, which resulted in tax benefits of $4.5 million and $7.1 million, respectively. These items, along with other minor expense and accrual adjustments related to disposed businesses, drove a gain on discontinued operations of $6.6 million in the fourth quarter and a full year loss of $7.8 million.
Tax Rate
The effective tax rate for continuing operations for the fourth quarter of 2010 was 21.4%, compared to the prior year rate of 27.2%. The 2010 rate was favorably impacted by benefits recognized for tax positions that were effectively settled. On a full year basis, the effective tax rates for continuing operations for 2010 and 2009 were 23.5% and 24.4%, respectively. The full year rates for 2010 and 2009 reflect the favorable impact of benefits recognized for tax positions that were effectively settled, and the favorable impact of a higher percentage of non-U.S. earnings in low tax rate jurisdictions.
Revenue Growth Factors

	2010
Revenue Growth	Q1	Q2	Q3	Q4	Full Year
Organic	7.0%	23.7%	24.7%	23.3%	20.2%
Acquisitions	5.1%	3.9%	2.7%	2.5%	3.5%
Currency translation	2.7%	0.8%	-1.6%	-1.3%	-0.2%

	14.8%	28.4%	25.8%	24.5%	23.5%

Cash Flow
The following table is a reconciliation of free cash flow (a non-GAAP measure) from cash flows from operating activities.

	Three Months Ended December 31,		Year Ended December 31,
Free Cash Flow (in thousands)	2010	2009	2010	2009
Cash flow provided by operating activities	$431,439	$247,947	$950,551	$802,060
Less: Capital expenditures	(53,380)	(36,759)	(183,217)	(120,009)

Free cash flow	$378,059	$211,188	$767,334	$682,051

Free cash flow as a percentage of revenue	20.2%	14.0%	10.8%	11.8%

Free cash flow as a percentage of earnings from continuing operations			108.4%	183.4%

The full year increase in free cash flow reflects higher earnings from continuing operations before depreciation and amortization. This was offset by an increase in Adjusted Working Capital (a non-GAAP measure calculated as accounts receivable, plus inventory, less accounts payable), which increased from the prior year end by $240.2 million, or 22% to $1,332.8 million which reflected an increase in receivables of $209.0 million, an increase in inventory of $143.2 million and an increase in accounts payable of $112.0 million. Excluding acquisitions and the effects of foreign exchange translation, Adjusted Working Capital would have increased by $226.1 million, or 21%. “Average Annual Adjusted Working Capital” as a percentage of revenue (a non-GAAP measure calculated as the five-quarter average balance of accounts receivable, plus inventory, less accounts payable divided by the trailing twelve months of revenue) decreased to 17.6% at December 31, 2010 from 19.9% at December 31, 2009 and inventory turns were 6.7 at December 31, 2010 compared to 6.2 at December 31, 2009.
Share Repurchases
During the year ended December 31, 2010, pursuant to a five-year 10,000,000 share repurchase program authorized by the Board of Directors in May 2007, the Company purchased approximately 2.3 million shares of its common stock in the open market at an average price of $51.13 per share. Approximately 6.6 million shares remain authorized for repurchase under this five-year authorization as of December 31, 2010.
Capitalization
The following table provides a summary reconciliation of total debt and net debt to total capitalization to the most directly comparable GAAP measures:

	At December 31,	At December 31,
Net Debt to Total Capitalization Ratio (in thousands)	2010	2009
Current maturities of long-term debt	$1,925	$35,624
Commercial paper	15,000	—
Long-term debt	1,790,886	1,825,260

Total debt	1,807,811	1,860,884
Less: Cash, cash equivalents and short-term investments	(1,309,095)	(938,174)

Net debt	498,716	922,710
Add: Stockholders’ equity	4,526,562	4,083,608

Total capitalization	$5,025,278	$5,006,318

Net debt to total capitalization	9.9%	18.4%

Net debt at December 31, 2010 decreased $424.0 million primarily as a result of cash generated from operations. The decrease in long-term debt is due to scheduled repayments, coupled with the early extinguishment of a structured non-interest bearing loan in the third quarter. The decrease in net debt to total capitalization reflects strong free cash flow from operations, which was used to fund capital additions, acquisitions and share repurchases.

DOVER CORPORATION
CONSOLIDATED STATEMENTS OF EARNINGS
(unaudited)
(in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009
Revenue	$1,875,541	$1,506,661	$7,132,648	$5,775,689
Cost of goods and services	1,155,423	941,227	4,399,990	3,676,535

Gross profit	720,118	565,434	2,732,658	2,099,154
Selling and administrative expenses	450,721	400,635	1,697,721	1,511,111

Operating earnings	269,397	164,799	1,034,937	588,043
Interest expense, net	25,895	26,838	106,341	100,375
Other expense (income), net	(376)	(2,825)	3,512	(3,950)

Earnings before provision for income taxes and discontinued operations	243,878	140,786	925,084	491,618
Provision for income taxes	52,107	38,346	217,176	119,724

Earnings from continuing operations	191,771	102,440	707,908	371,894
Earnings (loss) from discontinued operations, net	6,577	(3,394)	(7,804)	(15,456)

Net earnings	$198,348	$99,046	$700,104	$356,438

Basic earnings (loss) per common share:
Earnings from continuing operations	$1.03	$0.55	$3.79	$2.00
Gain (loss) from discontinued operations, net	0.04	(0.02)	(0.04)	(0.08)
Net earnings	1.06	0.53	3.75	1.91

Weighted average shares outstanding	186,923	186,310	186,897	186,136

Diluted earnings (loss) per common share:
Earnings from continuing operations	$1.01	$0.55	$3.74	$1.99
Gain (loss) from discontinued operations, net	0.03	(0.02)	(0.04)	(0.08)
Net earnings	1.04	0.53	3.70	1.91

Weighted average shares outstanding	189,863	187,212	189,170	186,736

Dividends paid per common share	$0.275	$0.26	$1.07	$1.02

DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(unaudited)
(in thousands)

	2009					2010
	Q1	Q2	Q3	Q4	FY 2009	Q1	Q2	Q3	Q4	FY 2010
REVENUE
Industrial Products
Material Handling	$186,651	$153,574	$154,238	$165,890	$660,353	$189,052	$214,295	$220,997	$229,987	$854,331
Mobile Equipment	248,293	229,521	242,011	242,352	962,177	240,138	248,523	250,664	255,834	995,159
Eliminations	(152)	(147)	(209)	(230)	(738)	(392)	(432)	(453)	(402)	(1,679)

	434,792	382,948	396,040	408,012	1,621,792	428,798	462,386	471,208	485,419	1,847,811

Engineered Systems
Product Identification	177,357	193,019	211,952	219,948	802,276	212,500	219,551	221,677	236,743	890,471
Engineered Products	223,426	274,398	308,741	253,095	1,059,660	271,773	357,570	398,685	311,176	1,339,204

	400,783	467,417	520,693	473,043	1,861,936	484,273	577,121	620,362	547,919	2,229,675

Fluid Management
Energy	176,334	138,415	144,664	164,798	624,211	205,327	216,020	220,001	244,234	885,582
Fluid Solutions	154,488	156,897	164,604	170,860	646,849	175,504	187,759	196,554	194,833	754,650
Eliminations	(51)	(42)	(21)	(36)	(150)	(31)	(105)	(127)	(179)	(442)

	330,771	295,270	309,247	335,622	1,270,910	380,800	403,674	416,428	438,888	1,639,790

Electronic Technologies	214,035	245,953	275,266	291,700	1,026,954	290,989	345,607	381,386	405,682	1,423,664

Intra-segment eliminations	(1,295)	(1,257)	(1,635)	(1,716)	(5,903)	(1,590)	(2,092)	(2,243)	(2,367)	(8,292)

Total consolidated revenue	$1,379,086	$1,390,331	$1,499,611	$1,506,661	$5,775,689	$1,583,270	$1,786,696	$1,887,141	$1,875,541	$7,132,648

NET EARNINGS
Segment Earnings:
Industrial Products	$34,544	$25,421	$38,119	$41,673	$139,757	$51,039	$61,635	$59,473	$54,238	$226,385
Engineered Systems	43,306	57,462	78,194	48,306	227,268	54,843	84,655	91,442	70,966	301,906
Fluid Management	75,441	55,573	60,677	67,578	259,269	86,767	96,168	101,847	103,638	388,420
Electronic Technologies	(12,110)	17,993	38,160	39,651	83,694	44,905	59,582	69,617	76,324	250,428

Total Segments	141,181	156,449	215,150	197,208	709,988	237,554	302,040	322,379	305,166	1,167,139
Corporate expense / other	(24,691)	(29,614)	(34,106)	(29,584)	(117,995)	(33,325)	(32,443)	(34,553)	(35,393)	(135,714)
Net interest expense	(22,398)	(24,840)	(26,299)	(26,838)	(100,375)	(27,169)	(26,942)	(26,335)	(25,895)	(106,341)

Earnings from continuing operations before provision for income taxes	94,092	101,995	154,745	140,786	491,618	177,060	242,655	261,491	243,878	925,084
Provision for income taxes	32,996	1,121	47,261	38,346	119,724	55,575	70,762	38,732	52,107	217,176

Earnings from continuing operations	61,096	100,874	107,484	102,440	371,894	121,485	171,893	222,759	191,771	707,908
Earnings (loss) from discontinued operations, net	(7,668)	(3,794)	(600)	(3,394)	(15,456)	(13,358)	(2,023)	1,000	6,577	(7,804)

Net earnings	$53,428	$97,080	$106,884	$99,046	$356,438	$108,127	$169,870	$223,759	$198,348	$700,104

SEGMENT OPERATING MARGIN
Industrial Products	7.9%	6.6%	9.6%	10.2%	8.6%	11.9%	13.3%	12.6%	11.2%	12.3%
Engineered Systems	10.8%	12.3%	15.0%	10.2%	12.2%	11.3%	14.7%	14.7%	13.0%	13.5%
Fluid Management	22.8%	18.8%	19.6%	20.1%	20.4%	22.8%	23.8%	24.5%	23.6%	23.7%
Electronic Technologies	-5.7%	7.3%	13.9%	13.6%	8.1%	15.4%	17.2%	18.3%	18.8%	17.6%
Total Segment	10.2%	11.3%	14.3%	13.1%	12.3%	15.0%	16.9%	17.1%	16.3%	16.4%

DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(continued)
(unaudited)
(in thousands)

	2009					2010
	Q1	Q2	Q3	Q4	FY 2009	Q1	Q2	Q3	Q4	FY 2010

BOOKINGS
Industrial Products
Material Handling	$118,344	$126,224	$162,759	$180,349	$587,676	$204,098	$223,787	$222,961	$248,948	$899,794
Mobile Equipment	210,558	245,937	191,539	253,130	901,164	231,128	288,887	233,731	279,368	1,033,114
Eliminations	(23)	(202)	(337)	(424)	(986)	(407)	(303)	(444)	(976)	(2,130)

	328,879	371,959	353,961	433,055	1,487,854	434,819	512,371	456,248	527,340	1,930,778

Engineered Systems
Product Identification	175,680	205,736	212,642	223,301	817,359	220,410	223,203	218,213	241,048	902,874
Engineered Products	236,354	259,868	258,634	263,211	1,018,067	368,134	379,048	329,119	332,142	1,408,443

	412,034	465,604	471,276	486,512	1,835,426	588,544	602,251	547,332	573,190	2,311,317

Fluid Management
Energy	142,721	132,855	157,763	176,706	610,045	208,669	226,301	213,247	247,143	895,360
Fluid Solutions	150,375	159,483	165,601	169,639	645,098	179,037	192,035	195,865	191,065	758,002
Eliminations	(43)	(39)	(41)	(17)	(140)	(85)	(51)	(144)	(895)	(1,175)

	293,053	292,299	323,323	346,328	1,255,003	387,621	418,285	408,968	437,313	1,652,187

Electronic Technologies	223,707	243,274	283,035	305,266	1,055,282	358,477	394,441	402,332	389,704	1,544,954

Intra-segment eliminations	(1,290)	(1,436)	(1,790)	(1,600)	(6,116)	(1,616)	(2,244)	(2,278)	(2,644)	(8,782)

Total consolidated bookings	$1,256,383	$1,371,700	$1,429,805	$1,569,561	$5,627,449	$1,767,845	$1,925,104	$1,812,602	$1,924,903	$7,430,454

BACKLOG
Industrial Products
Material Handling	$120,066	$93,247	$102,146	$116,658		$131,521	$140,452	$142,959	$165,505
Mobile Equipment	349,358	368,315	318,496	329,774		319,801	359,727	344,160	368,140
Eliminations	(48)	(143)	(170)	(371)		(386)	(257)	(248)	(822)

	469,376	461,419	420,472	446,061		450,936	499,922	486,871	532,823

Engineered Systems
Product Identification	57,801	66,288	72,523	74,700		78,976	80,550	80,986	86,315
Engineered Products	196,394	245,165	199,888	218,520		314,465	334,971	267,545	288,969

	254,195	311,453	272,411	293,220		393,441	415,521	348,531	375,284

Fluid Management
Energy	58,771	54,734	66,043	77,173		76,844	84,800	84,659	94,113
Fluid Solutions	60,781	63,788	65,081	60,540		63,535	65,639	69,130	65,525
Eliminations	(5)	(1)	(21)	(2)		(55)	(1)	(17)	(33)

	119,547	118,521	131,103	137,711		140,324	150,438	153,772	159,605

Electronic Technologies	186,850	185,512	194,414	206,893		271,340	318,450	357,800	342,578

Intra-segment eliminations	(42)	(242)	(426)	(337)		(362)	(570)	(490)	(748)

Total consolidated backlog	$1,029,926	$1,076,663	$1,017,974	$1,083,548		$1,255,679	$1,383,761	$1,346,484	$1,409,542

ACQUISITION RELATED DEPRECIATION AND AMORTIZATION EXPENSE *
Industrial Products	$8,387	$7,709	$7,770	$8,182	$32,048	$7,575	$7,620	$7,774	$8,823	$31,792
Engineered Systems	6,070	6,437	6,580	7,579	26,666	7,915	7,057	6,838	6,878	28,688
Fluid Management	4,828	4,592	4,432	4,537	18,389	5,429	5,591	5,222	5,768	22,010
Electronic Technologies	8,286	8,217	8,268	8,432	33,203	8,370	8,540	8,480	8,608	33,998

	$27,571	$26,955	$27,050	$28,730	$110,306	$29,289	$28,808	$28,314	$30,077	$116,488

*	Represents the pre-tax impact on earnings from the depreciation and amortization of acquisition accounting write-ups to reflect the fair value of inventory, property, plant and equipment and intangible assets.

DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(continued)
(unaudited)
(in thousands)
FREE CASH FLOW

	2009					2010
	Q1	Q2	Q3	Q4	FY 2009	Q1	Q2	Q3	Q4	FY 2010

Cash From Operations	$114,866	$192,436	$246,811	$247,947	$802,060	$87,066	$231,199	$200,847	$431,439	$950,551
CAPEX	(31,475)	(26,976)	(24,799)	(36,759)	(120,009)	(39,336)	(46,945)	(43,556)	(53,380)	(183,217)

Free Cash Flow	$83,391	$165,460	$222,012	$211,188	$682,051	$47,730	$184,254	$157,291	$378,059	$767,334

Free Cash Flow to Earnings From Continuing Operations	136.5%	164.0%	206.6%	206.2%	183.4%	39.3%	107.2%	70.6%	197.1%	108.4%
DOVER CORPORATION
QUARTERLY EARNINGS PER SHARE
(unaudited)

	2009					2010
	Q1	Q2	Q3	Q4	FY 2009	Q1	Q2	Q3	Q4	YTD

Basic earnings (loss) per common share:
Continuing operations	$0.33	$0.54	$0.58	$0.55	$2.00	$0.65	$0.92	$1.19	$1.03	$3.79
Discontinued operations	(0.04)	(0.02)	—	(0.02)	(0.08)	(0.07)	(0.01)	0.01	0.04	(0.04)
Net earnings	0.29	0.52	0.57	0.53	1.91	0.58	0.91	1.20	1.06	3.75

Diluted earnings (loss) per common share:
Continuing operations	$0.33	$0.54	$0.58	$0.55	$1.99	$0.65	$0.91	$1.18	$1.01	$3.74
Discontinued operations	(0.04)	(0.02)	—	(0.02)	(0.08)	(0.07)	(0.01)	0.01	0.03	(0.04)
Net earnings	0.29	0.52	0.57	0.53	1.91	0.58	0.90	1.19	1.04	3.70
NOTE:
Diluted earnings per share in the third and fourth quarters of 2010 and the second quarter of 2009 were favorably impacted by discrete tax events. The third quarter of 2010 was additionally impacted by the favorable resolution of a tax position in a foreign jurisdiction. As a result, the Company’s effective tax rates in the third and fourth quarters of 2010 and second quarter of 2009 were 14.8%, 21.4% and 1.1%, respectively, which were lower than the Company’s previously estimated tax rates of 29% for each of the respective periods. These lower effective tax rates contributed incremental diluted earnings per share of $0.20 and $0.07 in the third and fourth quarters of 2010, respectively, and $0.15 in the second quarter of 2009.

DOVER CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET
(unaudited)
(in thousands)

	At December 31,	At December 31,
	2010	2009
Assets:
Cash and cash equivalents	$1,187,361	$714,365
Short-term investments	121,734	223,809
Receivables, net of allowances	1,087,704	878,754
Inventories, net	714,110	570,858
Deferred tax and other current assets	150,962	134,921
Property, plant and equipment, net	847,189	828,922
Goodwill	3,368,033	3,350,217
Intangible assets, net	907,523	950,748
Other assets	111,145	113,108
Assets of discontinued operations	67,133	116,701

	$8,562,894	$7,882,403

Liabilities and Stockholders’ Equity
Notes payable and current maturities of long-term debt	$16,925	$35,624
Payables and accrued expenses	1,097,969	894,558
Taxes payable and other deferrals	1,024,910	904,475
Long-term debt	1,790,886	1,825,260
Liabilities of discontinued operations	105,642	138,878
Stockholders’ equity	4,526,562	4,083,608

	$8,562,894	$7,882,403

DOVER CORPORATION
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(unaudited)
(in thousands)

	Year Ended December 31,
	2010	2009
Operating activities:
Net earnings	$700,104	$356,438
Loss from discontinued operations, net of tax	7,804	15,456
Depreciation and amortization	268,406	258,223
Stock-based compensation	22,102	17,912
Contributions to employee benefit plans	(58,201)	(78,954)
Net change in assets and liabilities	10,336	232,985

Net cash provided by operating activities of continuing operations	950,551	802,060

Investing activities:
Purchase of short-term investments	(466,881)	(348,439)
Proceeds from sale of short-term investments	553,466	406,033
Proceeds from the sale of property and equipment	17,593	22,973
Additions to property, plant and equipment	(183,217)	(120,009)
Proceeds from sale of businesses	4,500	3,571
Acquisitions (net of cash acquired)	(104,418)	(221,994)

Net cash used in investing activities of continuing operations	(178,957)	(257,865)

Financing activities:
Decrease in debt, net	(60,855)	(226,657)
Purchase of common stock	(123,555)	—
Proceeds from exercise of stock options, including tax benefits	79,721	26,578
Dividends to stockholders	(200,099)	(189,874)

Net cash used in financing activities of continuing operations	(304,788)	(389,953)

Net cash used in discontinued operations	(3,840)	(6,855)

Effect of exchange rate changes on cash	10,030	19,569

Net increase in cash and cash equivalents	472,996	166,956
Cash and cash equivalents at beginning of period	714,365	547,409

Cash and cash equivalents at end of period	$1,187,361	$714,365